UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 25, 2013

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Public Offering of 5.40% Series L Cumulative Redeemable Preferred Shares by Vornado Realty Trust

On January 25, 2013, Vornado Realty Trust (the “Company”) issued and sold 12,000,000 of its 5.40% Series L Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share (“Series L Preferred Shares”), at $25.00 per share in an underwritten public offering (the “Offering”) pursuant to an effective registration statement. In connection with the sale, the Company caused Articles Supplementary classifying 13,800,000 of the Company’s authorized preferred shares of beneficial interest as Series L Preferred Shares (the “Articles Supplementary”) to be executed under seal in its name and filed with the Maryland State Department of Assessments and Taxation on January 24, 2013. A copy of the Articles Supplementary was filed as Exhibit 3.6 to the Company’s Registration Statement on Form 8-A, dated January 25, 2013, and is incorporated herein by reference.

The Series L Preferred Shares will rank senior to the Company’s common shares and any other junior shares that the Company may issue in the future, and on parity with the Company’s Series A Convertible Preferred Shares, Series D-10 Cumulative Redeemable Preferred Shares, Series D-11 Cumulative Redeemable Preferred Shares, Series D-12 Cumulative Redeemable Preferred Shares, Series D-14 Cumulative Redeemable Preferred Shares, Series D-15 Cumulative Redeemable Preferred Shares, Series F Cumulative Redeemable Preferred Shares, Series G Cumulative Redeemable Preferred Shares, Series H Cumulative Redeemable Preferred Shares, Series I Cumulative Redeemable Preferred Shares, Series J Cumulative Redeemable Preferred Shares, Series K Cumulative Redeemable Preferred Shares and any other parity shares that the Company may issue in the future, in each case with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up, all as set forth in the Articles Supplementary.

Item 8.01.  Other Events.

In connection with the Offering, the Company and Vornado Realty L.P., a subsidiary of the Company, entered into an underwriting agreement with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters. A copy of that underwriting agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference. The opinion of Venable LLP with respect to the validity of the Series L Preferred Shares is attached hereto as Exhibit 5.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

1.1          Underwriting Agreement, dated January 17, 2013, among Vornado Realty Trust, Vornado Realty L.P. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters.

3.1          Articles Supplementary Classifying Vornado Realty Trust’s 5.40% Series L Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value — Incorporated by reference to Exhibit 3.6 to Vornado Realty Trust’s Registration Statement on Form 8-A (File No. 001-11954), filed on January 25, 2013.

5.1          Opinion of Venable LLP as to validity of the Series L Preferred Shares.

23.1        Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: January 25, 2013

Exhibit Index

1.1                               Underwriting Agreement, dated January 17, 2013, among Vornado Realty Trust, Vornado Realty L.P. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters.

3.1                               Articles Supplementary Classifying Vornado Realty Trust’s 5.40% Series L Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value — Incorporated by reference to Exhibit 3.6 to Vornado Realty Trust’s Registration Statement on Form 8-A (File No. 001-11954), filed on January 25, 2013.

5.1          Opinion of Venable LLP as to validity of the Series L Preferred Shares.

23.1        Consent of Venable LLP (included in Exhibit 5.1).